[GRAFTECH LOGO]                   BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301
                                                            WILMINGTON, DE 19803

                                                           N E W S R E L E A S E

FOR IMMEDIATE RELEASE                                 CONTACT: Elise A. Garofalo
                                                  Director of Investor Relations
                                                                    302-778-8227


      UCAR STOCKHOLDERS APPROVE NAME CHANGE TO GRAFTECH INTERNATIONAL LTD.


         Wilmington, DE - May 7, 2002 - UCAR International Inc. (NYSE:UCR) today announced that the Company's stockholders approved the change of the Company's name to GrafTech International Ltd. at its annual meeting of stockholders in Wilmington, DE. The name change was previously approved by the Board of Directors and is now effective. The Company's common stock will begin trading under the new trading symbol, "GTI," on the New York Stock Exchange on May 8, 2002.

         "We believe the name GrafTech International Ltd. more accurately reflects our new emphasis on graphite and carbon technology, our new competitive strategies and our new corporate vision to be a graphite and carbon technology based energy solutions company," commented Gil Playford, Chairman and Chief Executive Officer of GrafTech. "Since 2001, we have realigned our Company around two operating divisions to support this new vision. Graphite Power Systems, an industrial based division, concentrates on strengthening its position as the leading major low cost, high quality supplier of graphite and carbon electrodes and cathodes. Advanced Energy Technology concentrates on leveraging graphite and carbon materials science and process know-how to capitalize on significant revenue growth opportunities through new product and service development and commercialization. Both Divisions are founded upon the common thread of graphite and carbon technology and will seek to lever that strength to enhance their competitive advantage and generate revenue, earnings and cash flow growth."

         Graftech Inc., our flexible graphite subsidiary, will retain its current name and our businesses will continue to use the UCAR and Graftech trade names and trademarks, respectively. Existing stock certificates bearing the UCAR name will be honored and do not need to be exchanged for new GrafTech certificates.

         GRAFTECH INTERNATIONAL LTD. IS ONE OF THE WORLD'S LARGEST MANUFACTURERS AND PROVIDERS OF HIGH QUALITY NATURAL AND SYNTHETIC GRAPHITE AND CARBON BASED PRODUCTS AND SERVICES, OFFERING ENERGY SOLUTIONS TO INDUSTRY-LEADING CUSTOMERS WORLDWIDE ENGAGED IN THE MANUFACTURE OF STEEL, ALUMINUM, SILICON METAL, AUTOMOTIVE PRODUCTS AND ELECTRONICS. WE HAVE 13 MANUFACTURING FACILITIES IN 7 COUNTRIES AND ARE THE LEADING MANUFACTURER IN ALL OF OUR MAJOR PRODUCT LINES. WE PRODUCE GRAPHITE ELECTRODES THAT ARE CONSUMED PRIMARILY IN THE PRODUCTION OF STEEL IN ELECTRIC ARC FURNACES, THE STEEL MAKING TECHNOLOGY USED BY ALL "MINI-MILLS," AND FOR REFINING STEEL IN LADLE FURNACES. WE ALSO PRODUCE CARBON ELECTRODES THAT ARE CONSUMED IN THE MANUFACTURE OF SILICON METAL AND CATHODES THAT ARE USED IN THE PRODUCTION OF ALUMINUM. OUR SUBSIDIARY, GRAFTECH INC., PRODUCES FLEXIBLE GRAPHITE THAT IS USED IN HIGH TEMPERATURE FLUID SEALING AND GASKET APPLICATIONS AND IS THE BASIS FOR HIGHLY ENGINEERED PRODUCTS AND SOLUTIONS IN FUEL CELL, ELECTRONICS AND THERMAL MANAGEMENT APPLICATIONS. FOR ADDITIONAL INFORMATION ON GRAFTECH INTERNATIONAL, CALL 302-778-8227 OR VISIT OUR WEBSITE AT WWW.GRAFTECHINTERNATIONAL.COM. FOR ADDITIONAL INFORMATION ON GRAFTECH INC., CALL 216-529-3777 OR VISIT ITS WEBSITE AT WWW.GRAFTECH.COM. FOR ADDITIONAL INFORMATION ON OUR HIGH TECH HIGH TEMP BUSINESS UNIT, CALL 216-676-2100 OR VISIT ITS WEBSITE AT WWW.HT2.COM

         NOTE: THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE STATEMENTS ABOUT SUCH MATTERS AS FUTURE BENEFITS OF ORGANIZATIONAL DEVELOPMENT ACTIVITIES, REVENUE GROWTH, GROWTH OPPORTUNITIES AND STRATEGIC PLANS AND PROGRAMS. WE HAVE NO DUTY TO UPDATE SUCH STATEMENTS. ACTUAL FUTURE EVENTS AND CIRCUMSTANCES (INCLUDING FUTURE PERFORMANCE, RESULTS AND TRENDS) COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN THESE STATEMENTS DUE TO VARIOUS FACTORS. THESE FACTORS INCLUDE THE OCCURRENCE OF UNANTICIPATED EVENTS OR CIRCUMSTANCES RELATING TO RESEARCH AND DEVELOPMENT, COLLABORATION AND PRODUCT DEVELOPMENT ACTIVITIES, CHANGES IN STRATEGIC PLANS OR PROGRAMS, CHANGES IN GLOBAL OR REGIONAL ECONOMIC AND COMPETITIVE CONDITIONS, TECHNOLOGICAL DEVELOPMENTS, AND OTHER RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.